UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010 (May 18, 2010)
AMERICAN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 991-0173
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 18, 2010, the Company issued a press release entitled “American Oil & Gas Reports 1st Quarter 2010 Financial Results”. The press release is attached as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 2.02 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 7.01. Regulation FD Disclosure.
As disclosed in Item 2.02 above, on May 18, 2010, the Company issued a press release, which is attached as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1	Press Release dated May 18, 2010
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	AMERICAN OIL & GAS INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release dated May 18, 2010

3